UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2016

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55107	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1660 S Albion Street, Suite 525, Denver, CO 80246

(Address of Principal Executive Office) (Zip Code)

(303) 333-4224

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 17, 2016, Aspen Group, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted on the proposals and cast their votes as described below.

Proposal 1.  Election of Directors

The Company’s shareholders elected nine individuals to the Company’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael Mathews	62,479,999	1,117,541	27,158,529
Michael D’Anton	63,538,495	59,045	27,158,529
Norman D. Dicks	63,538,495	59,045	27,158,529
C. James Jensen	62,400,152	1,197,388	27,158,529
Andrew Kaplan	62,479,999	1,117,541	27,158,529
Malcom MacLean	63,447,495	150,045	27,158,529
Sanford Rich	63,538,495	59,045	27,158,529
John Scheibelhoffer	62,479,999	1,117,541	27,158,529
Rick Solomon	63,538,495	59,045	27,158,529

Each director nominated was elected by over 99% of the votes cast.

Proposal 2.  Approval of Reverse Stock Split

Split Ratio	Votes For	Votes Against	Abstentions	Broker Non-Votes
1 for 10	89,342,888	1,384,456	28,725	0
1 for 15	85,987,831	4,593,264	174,974	0
Between 1 for 10 and 1 for 15	86,111,189	4,590,167	54,713	0

Each proposed split ratio was approved by a number of votes representing over a majority of shares outstanding.

Proposal 3.  Ratification of the Appointment of Salberg & Company, P.A. as Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017

The Company’s shareholders ratified the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year 2017 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,576,454	125,834	53,781	0

Proposal 4.  Ratification of prior amendments to increase the amount of shares issuable under the 2012 Equity Incentive Plan

The Company’s shareholders approved and ratified amendments to increase shares issuable under the 2012 Equity Incentive Plan to 25,300,000 shares as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,931,541	2,485,012	180,987	27,158,529

Proposal 5.  Approval Of, On a Non-Binding Basis, the Repurchase of Up To 300,000 Shares of the Company’s Common Stock

The Company’s shareholders approved, on a non-binding basis, the repurchase of up to 3,000,000 shares of the Company’s common stock at a price per share of less than $0.20:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,462,501	1,539,302	1,754,266	0

At the Annual Meeting 90,756,069 shares (65.78%) of shares outstanding were represented.  Immediately following the Annual Meeting, our Board was comprised of all of the nominees listed above.  All of the proposals were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: November 18, 2016	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer